OTHER LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
OTHER LIABILITIES
Committed subscription proceeds for San Nicolas project	$ 229,950
Pension benefit obligations	56,255	$ 53,024
Deferred income	24,046	13,955
Other	11,855	5,636
Total other liabilities	322,106	$ 72,615
Contributions	$ 11,000